UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): 17 March 2011
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: +44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On 17 March 2011, Ensco plc (the “Company”) completed a sale of $1,000,000,000 aggregate principal amount of its 3.250% Senior Notes due 2016 (the “2016 Notes”) and $1,500,000,000 aggregate principal amount of its 4.700% Senior Notes due 2021 (the “2021 Notes,” and collectively, with the 2016 Notes, the “Notes”).
          The Notes were issued pursuant to an Indenture between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), dated 17 March 2011 (the “Indenture”), and a Supplemental Indenture between the Company and the Trustee, dated 17 March 2011 (the “Supplemental Indenture”). The Supplemental Indenture establishes the terms of the Notes. Each of the 2016 Notes and the 2021 Notes constitute a separate series of notes under the Indenture, but will be treated together with any of the Company’s future outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.
          The Notes of each series constitute the Company’s senior unsecured debt and rank equally in right of payment with the other series of Notes and with the Company’s senior unsecured debt from time to time outstanding and senior in right of payment to any future subordinated debt from time to time outstanding. The Notes are effectively junior to the Company’s secured debt from time to time outstanding to the extent of the value of the assets securing that debt.
          The 2016 Notes bear interest, payable semi-annually, at a rate of 3.250% per annum and mature on 15 March 2016. The 2021 Notes bear interest, payable semi-annually, at a rate of 4.700% per annum and mature on 15 March 2021. Interest on the Notes is payable in cash semiannually in arrears on 15 March and 15 September of each year. The first interest payment is due on 15 September 2011.
          Ensco intends to use the proceeds (net of the underwriting discounts and commissions and estimated offering expenses) of approximately $2,444.0 million from the sale of the Notes to fund a portion of the cash consideration payable in connection with the pending merger (the “Merger”) of one of the Company’s indirect, wholly-owned subsidiaries with Pride International, Inc. (“Pride”). However, in the event that, for any reason, (i) the Company does not consummate the Merger prior to 5:00 p.m., New York City time, on 3 February 2012 or (ii) the merger agreement with Pride is terminated at any time before such time but after 17 September 2011, the Company must redeem all of the Notes at a redemption price equal to 102% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the Special Mandatory Redemption Date. If the merger agreement with Pride is terminated at any time on or before the date which is six months after 17 March 2011, the issue date of the Notes, the Company must redeem the Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the Special Mandatory Redemption Date. “Special Mandatory Redemption Date” means the earlier to occur of (1) 9 March 2012, if the Merger has not been consummated prior to 5:00 p.m., New York City time, on 3 February 2012, or (2) the 35th day (or if such day is not a business day, the first business day thereafter) following the termination of the merger agreement with Pride for any reason.
          Ensco may also redeem each series of the Notes, in whole or in part, at any time, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. The Notes, the Indenture and the Supplemental Indenture also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others.
          The Supplemental Indenture contains certain restrictions, including, among others, restrictions on the Company’s ability and the ability of the Company’s subsidiaries to create or incur secured indebtedness, enter into certain sale and leaseback transactions and enter into certain merger or consolidation transactions.
          The material terms of the Notes are described in the Company’s prospectus supplement dated 8 March 2011, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated 13 January 2009, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission on 9 March 2011 pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with the offer and sale of the Notes.
          The Company offered and sold the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-156705), which registration statement relates to, among other matters, the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.
          The foregoing description is qualified in its entirety by reference to the Indenture and the Supplemental Indenture, including the form of the Notes attached thereto. A copy of each of the Indenture and the Supplemental Indenture (which includes the forms of the global notes of the 2016 Notes and the 2021 Notes) was filed as an exhibit to the Company’s Post-Effective Amendment No. 2 to Form S-3 filed on 17 March 2011, each of which is incorporated by reference herein. The above descriptions of the Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by reference to the Indenture, the Supplemental Indenture and the Notes.
Important Additional Information Regarding The Proposed Acquisition of Pride International, Inc. Has Been Filed With The SEC
In connection with the proposed acquisition of Pride International, Inc., the Company has filed a registration statement including a preliminary joint proxy statement/prospectus of the Company and Pride with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND PRIDE ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO IT) BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of the Company and Pride seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when available) and other relevant documents filed by the Company and Pride with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties may also obtain, without charge, a copy of the definitive joint proxy statement/prospectus (when available) and other relevant documents by directing a request by mail or telephone to either Investor Relations, Ensco plc, 500 N. Akard, Suite 4300, Dallas, Texas 75201, telephone 214-397-3015, or Investor Relations, Pride International, Inc., 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400. Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.enscoplc.com under the tab “Investors.” Copies of the documents filed by Pride with the SEC are available free of charge on Pride’s website at www.prideinternational.com under the tab “Investor Relations.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.
The Company and Pride and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in the Company’s proxy statement relating to its 2010 General Meeting of Shareholders and Pride’s proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on 5 April 2010 and 1 April 2010, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the registration statement, definitive joint proxy statement/prospectus (when available) and other relevant documents regarding the transaction filed with the SEC.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1.	Indenture dated as of 17 March 2011 (the “Indenture”) by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) (incorporated herein by reference to Exhibit 4.22 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).

4.2.	First Supplemental Indenture dated as of 17 March 2011 by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.23 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).

4.3	Form of Global Note for 3.250% Senior Notes due 2016 (incorporated by reference to Exhibit A of Exhibit 4.23 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).

4.4	Form of Global Note for 4.700% Senior Notes due 2021 (incorporated by reference to Exhibit B of Exhibit 4.23 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc
Date: 22 March 2011	/s/ Douglas J. Manko
Douglas J. Manko
Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

4.1.	Indenture dated as of 17 March 2011 (the “Indenture”) by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) (incorporated herein by reference to Exhibit 4.22 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).

4.2.	First Supplemental Indenture dated as of 17 March 2011 by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.23 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).

4.3	Form of Global Note for 3.250% Senior Notes due 2016 (incorporated by reference to Exhibit A of Exhibit 4.23 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).

4.4	Form of Global Note for 4.700% Senior Notes due 2021 (incorporated by reference to Exhibit B of Exhibit 4.23 to Post-Effective Amendment No. 2 to the Registration Statement of the Company on Form S-3 (File No. 333-156705) filed on 17 March 2011).